Exhibit 10.6.1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #1

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

This modification is associated with delivery [**REDACTED**] as outlined in 7.6 of the SOW for the WorldView 3 Instrument (SOW), Revision #3.0, dated November 4, 2010.

Both DG and SSD hereby agree to amend the referenced Agreement as follows:

1)	Replace SOW Revision #2.0 with SOW Revision #3.0 (Document #10329744) dated November 4, 2010.

2)	Replace Exhibit #2 entitled Milestone Payment and Termination Liability Schedule and replace it will the revised payment schedule referenced as Exhibit #2 (of the same name) Identified as Attachment 1 of this modification.

The amount of this firm fixed price modification is $4,860,933.

The total contract price is herein changed from $126,500,000 to $131,360,933.

All other terms and conditions of the Agreement not noted as changed remain in lull force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a legally binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**REDACTED**]	/s/ Neal T. Anderson
Signature	Signature

[**REDACTED**]	Neal T. Anderson
Name	Name

[**REDACTED**]	Vice President – Technology Development

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Title

Date:	30 Nov 2010	Date:	30 Nov 2010

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit #2_Revision #1 – Milestone Payment and Termination Liability Schedule

MONTH	Finish Dates	P S – UID	Name	TOTAL FOR MONTH	Current AMOUNT	DELTA	AMOUNT [**]	NEW TOTAL FOR MONTH
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**

Grand Total				$126,500.00	126,500,000	4,860,933	131,360,933	$131,360,933

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #2

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DO), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

1) Add the following deliverables, as applicable, to the SOW and Instrument Specification:

a.	[**REDACTED**]

b.	[**REDACTED**]

c.	[**REDACTED**]

d.	[**REDACTED**]

2) Add the attached [**REDACTED**] requirements as Appendix A of the Instrument Specification.

3) Adjusted Payment Milestone Schedule (attached)

Original Contract Value	FFP	$131,360,933
This Modification [**REDACTED**]	FFP	$3,541,000

Adjusted TOTAL Contract Value		$134,901,933

The total contract price Is herein changed from $131,360,933 to $134,901,933.

All changes contained herein will he incorporated in the respective SOW and/or Instrument Specification and the changes must be mutually agreed to and as specified in WV3 Instrument. Purchase Agreement #60151 (Document #10329740).

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

/s/ [**REDACTED**]		/s/ Jeff S. Culwell
Signature		Signature

[**REDACTED**]		Jeff S. Culwell
Name

[**REDACTED**]		Vice President
Title

Date:	12/16/2010	Date:	12/15/2010

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**REDACTED**]

DIGITALGLOBE, INC. PROPRIETARY DATA

1 of 2

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**REDACTED**]

DIGITALGLOBE, INC, PROPRIETARY DATA

2 of 2

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

MONTH	Finish Dates	P S – UID	Name	TOTAL FOR MONTH	Current AMOUNT	DELTA	AMOUNT w/ Spares [**]	NEW TOTAL FOR NOV. 2010	DELTA	AMOUNT [**]	NEW TOTAL FOR DEC. 2010
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**

Grand Total				$126,500.00	**	4,860,933	**	$131,360,933	3,541,000	134,901,933	$134,901,933

						**				$(134,901,933)

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #3

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

This Modification is associated with an update of “Exhibit 1 WV3 SOW for ITT” to reflect an update of the WV3 Instrument Specification from Rev. 2 to Rev. 3.

Both DG and ITT hereby agree to amend the referenced Agreement as follows:

1)	Replace SOW Revision 3.0 with SOW Revision 4.0 (Document #10329744) dated January 20, 2011.

This documentation update does not affect the total contract price herein.

All other terms and conditions of the Agreement not noted as changed remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a legally binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Steve Linn
Signature		Signature

[**REDACTED**]		Steve Linn
Name		Name

[**REDACTED**]		Sr Director – Space Systems
Title

Date:	January 25, 2011	Date:	Jan 25, 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #4

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as Mows:

1) Update and replace the Technical Specification #3.0 (document #10329744) dated 1/7/2011

2) Replace Exhibit #2 (Milestone Payment and Termination Liability Schedule) with the revised milestone payment scheduled referenced hereto as Exhibit #2 dated 2/5/2011 (attached)

Original Contract Value	FFP	$134,901,933
This Modification [**REDACTED**]	FFP	$188,000

Adjusted TOTAL Contract Value		$135,089,933

The total contract price is herein changed from $134,901,933 to $135,089,933

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal T. Anderson
Signature		Signature

[**REDACTED**]		Name: Neal T. Anderson

[**REDACTED**]		Title: VP, Tech. Dev.

Date:	3/17/2011	Date:	16 Mar 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

WV3 Milestone Payment Plan

EDC - Effective Date of Contract

Nominal Date	Date	Milestone Value
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**

	GRAND TOTAL	$135,259,933

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT WV3 Termination Liability Schedule	3/16/2011

Date	Gross TL
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
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**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #5

[**REDACTED**]

To

Firm Fixed Price Agreement No 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 140 St. Paul Street, P.O. Box 601188, Rochester, New York 14506-0488.

The parties hereby agree to amend the Agreement as follows:

1) Update and replace the Technical Specification #3.0 (document #10329744) dated 1/17/2011

2) Replace Exhibit #2 (Milestone Payment and Termination Liability Schedule) with the revised milestone payment scheduled referenced hereto as Exhibit #2 dated 2/5/2011 (attached)

Original Contract Value	FFP	$135,089,933
This Modification [**REDACTED**]	FFP	$170,000

Adjusted Total Contract Value		$135,259,933

The total contract price is herein changed from $135,089,933 to $135,259,933

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal T. Anderson
Signature		Signature

[**REDACTED**]		Name: Neal T. Anderson

[**REDACTED**]		Title: VP, Tech. Dev.

Date:	3/17/2011	Date:	16 Mar 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

WV3 Milestone Payment Plan

EDC - Effective Date of Contract

Nominal Date	Date	Milestone Value
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**
**	**	$**

	GRAND TOTAL	$135,259,933

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ITT WV3 Termination Liability Schedule	3/16/2011

Date	Gross TL
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
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ITT Proprietary
Competition Sensitive	Page 1 of 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #7

[**REDACTED**]

to

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260: Longmont, Colorado 80503; and ITT Space Systems, ILC (ITT), a limited liability company organized and existing under the laws of the Stale of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

1) As stipulated in the attached SOW.

Original Contract Value	FFP	$135,259,933
This Modification [**REDACTED**]	FFP	$400,000

Adjusted Total Contract Value		$135,659,933

The total contract price Is herein changed from $135,259,933 to $135,659,933

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**REDACTED**]	/s/ Neal T. Anderson
Signature	Signature

[**REDACTED**]	Name: Neal T. Anderson

[**REDACTED**]	Title: VP, Technology Development

Date:	5/02/2011	Date:	5-02-11

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

**REDACTED**

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #8

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

Original Contract Value	FFP	$135,659,933
This Modification [**REDACTED**]	FFP	$781,000

Adjusted TOTAL Contract Value		$136,440,933

The total contract price is herein changed from $135,659,933 to $136,440,933

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal T. Anderson
Signature		Signature

[**REDACTED**]		Name:	Neal T. Anderson

[**REDACTED**]		Title:	VP, Technology Development

Date:	5/20/2011	Date:	5-20-11

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #9

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

WorldView-3 Instrument Specification

Document #10329742

Revision #4

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal T. Anderson
Signature		Signature

[**REDACTED**]		Name: Neal T. Anderson

[**REDACTED**]		Title: VP, Technology Development

Date:	Nov. 15, 2011	Date:	14 November 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #10

[**REDACTED**]

To

Firm Fixed Price Agreement No 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

Original Contract Value	FFP	$136,440,933
This modification [**REDACTED**]	FFP	$3,800,000

Adjusted TOTAL Contract Value		$140,240,933

Statement of Work as appears on ATP Letter dated June 7, 2011:

[**REDACTED**]

Updates to exhibit 2 —WV instrument Milestone Schedule:

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #10

[**REDACTED**]

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal Anderson
Signature		Signature

[**REDACTED**]		Name:	Neal Anderson

[**REDACTED**]		Title:	VP, Technology Development

Date:	13 June 2011	Date:	13 June 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #11

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) Is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

•	[**REDACTED**]

•	[**REDACTED**]

•	[**REDACTED**]

Original Contract Value	FFP	$140,240,933
This Modification [**REDACTED**]	FFP	$336,000

Adjusted TOTAL Contract Value		$140,576,933

This modification will result in additional mutually agreeable payment milestone(s).

All other terms and conditions of the Agreement not rioted as changed herein remain in full force and effect. The Technical Specifications and the Statement of Work will be modified to reflect any and all changes associated with this activity.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**REDACTED**]	/s/ Neal T. Anderson
Signature	Signature

[**REDACTED**]	Name: Neal T. Anderson

[**REDACTED**]	Title: VP, Technology Development

Date: Nov. 15, 2011	Date: 14 November 2011

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY ** OR BY [**REDACTED**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification #12

[**REDACTED**]

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitaiGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

•	[**REDACTED**]

•	Acceptance of Technical Specification Revision #5

Original Contract Value	FFP	$140,576,933
This Modification [**REDACTED**]	FFP	$112,000

Adjusted TOTAL Contract Value		$140,688,933

The proposed payment milestone(s) will be: [**REDACTED**]

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect. The Technical Specifications and the Statement of Work will be modified to reflect any and all changes associated with this activity.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**REDACTED**]		/s/ Neal T. Anderson
Signature		Signature

[**REDACTED**]		Name: Neal Anderson

[**REDACTED**]		Title: Vice President, Technology Development

Date:	11/2/2011	Date:	11/3/2011